Local Corporation Overview November 2011 Connecting Local Merchants with Online Consumers EXHIBIT 99.1

Local Corporation Presentation | 11-2011
Safe Harbor Statement; Non-GAAP Financial Measures

and non-recurring items. Adjusted Net Income/Loss, as defined above, is not a measurement under GAAP. Adjusted Net Income/Loss is reconciled to net loss and loss per share, which we believe are the most comparable GAAP measures, at the end of this presentation. Management believes that Adjusted
Net Income/Loss provides useful information to investors about the company’s performance because it eliminates the effects of period-to-period changes in income from interest on the company’s cash and marketable securities, expense from the company’s financing transactions and the costs associated with income tax expense, capital investments, stock-based compensation expense, warrant revaluation charges, and non-recurring charges which are not directly attributable to the underlying performance of the company’s business operations. Management uses Adjusted Net Income/Loss in evaluating the overall performance of the company’s business operations.
A limitation of non-GAAP Adjusted Net Income/Loss is that it excludes items that often have a material effect on the company’s net income and earnings per common share calculated in accordance with GAAP. Therefore, management compensates for this limitation by using Adjusted Net
Income/Loss in conjunction with GAAP net loss and loss per share measures.
The company believes that Adjusted Net Income/Loss provides investors with an additional tool for evaluating the company’s core performance, which management uses in its own evaluation of overall performance, and as a base-
line for assessing the future earnings potential of the company. While the
GAAP results are more complete, the company prefers to allow investors to have this supplemental metric since, with reconciliation to GAAP (as noted
above), it may provide greater insight into the company’s financial results. The non-GAAP measures should be viewed as a supplement to, and not as a substitute for, or superior to, GAAP net income or earnings per share.
Certain matters being discussed by Local Corporation’s management today include forward looking statements which are made pursuant to the Safe
Harbor provisions of section 21-E of the Securities Exchange Act of 1934.
Investors are cautioned that statements which are not strictly historical statements, including statements concerning future expected financial performance, management objectives and plans for future operations, our relationships with strategic or other partners, the release of new products or services or enhancements to existing products or services, our expectations regarding potential acquisitions and the future performance of past acquisitions including our ability to realize expected synergies, trends in the market for our current or planned products or services, and market acceptance of our products or services, constitute forward looking statements.
The forward looking statements include, but are not limited to, any statements containing the words “expect”, “anticipate”, “estimates”, “believes”, “should”,
“could”, “may”, “possibly”, and similar expressions and the negatives thereof.
These forward looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the forward looking statements. Those risks and uncertainties are detailed in the company’s filings from time to time with the Securities and Exchange Commission. The information contained in the forward looking statements is provided as of the date of such oral statements and the company disclaims any obligation to update such statements.
This document includes the non-GAAP financial measure of “Adjusted Net
Income/Loss” which we define as net income/loss excluding: provision for income taxes; interest and other income (expense), net; depreciation;
amortization; stock based compensation charges, warrant revaluation charges local corporation

local.com

krillion

spreebird SCREAMIN DAILY DEALS!

ROVION

Local Corporation Presentation | 11-2011
Local Corporation Overview
• History
» Founded in ’99; IPO’d in 2004 (NASDAQ: LOCM)
» Transitioned from search network to local search in 2005
• We generate revenues from local online advertising. Our customers include…
» About 30 million consumers per month looking for products and services locally
» Over 31,000 local merchants wanting to advertise to those consumers
» Over 100 channel partners that help us to reach merchants and consumers
• Our Major Partners/Customers
» Google, Yahoo, Supermedia (superpages.com), ATTi (yellowpages.com)
» Morris Communications, CNHI,  GateHouse Media, EW Scripps
• Financials (non-GAAP)
» 40% CAGR 2006-2010
» 3Q11 Revenue: ~$21MM (up 34% QoQ) and $1.1MM Adjusted Net Loss
» 4Q11 Revenue guidance: $24MM (up 15% QoQ) and break-even Adjusted Net Income
» FY11 Revenue guidance: ~$78MM

“Over the next five years…
39% ($5.1 billion) of the ad
spending on print yellow pages
will VANISH
as small businesses shift
marketing budgets online.”
“Say Goodbye to Yellow Pages”
A Borrell Associates report published July 2008
Our mission is to be a leader at connecting local merchants with online consumers
Adjusted Net Income (Loss) = Net income (loss) before interest, taxes, depreciation, amortization,  stock-based compensation, warrant revaluation charges, and non-recurring Items

Local Corporation Presentation | 11-2011
Regional Media Publishers
- Newspapers, TV, radio
Our Ecosystem

Flagship Property
Direct SMBs White Label Sites Organic Traffic Business Listings
Daily Deals Markets Publisher Partners MUVs in 3Q11 Channel SMBs Daily Deal Members
Consumers
Local Merchants
We Connect Local Merchants with Online Consumers
We generate revenue from ads, including pay-per-click,
pay-per-call, subscription, daily deals & display
1 14 40% 100 1,600 9,000 31,000 300,000 18MM 92MM
Search
Consumer Properties
- Local.com
- Krillion.com
- White label sites
- Portfolio of geo-cat. sites
Non-search
Deals
- Spreebird
- Facebook, Twitter
Display (for merchants)
Ad Partners
-Google
- Yahoo
- SuperMedia
- ATTi
Channel Partners
Direct
SMB Subscribers
- Feet on the street sales
- Telesales
stations, yellow pages
(for merchants)
Ad Agencies
Social Media

Local Corporation Presentation | 11-2011
Expanding Product Suite

Channel Local Merchants Consumers
• Local Premium
» Subscription ads on Local.com
• Web Hosting
» Basic product for ~$15/month
• LocalConnect Business Directory
» ‘Local businesses’ tab for
newspaper, tv, radio station
websites
• Exact Match Suite of SMB Solutions
» Four new ad products: Mobile, SEO,
display and social media ad packages
» More coming soon
• Deals via Spreebird.com
• Local.com
» Local business search
• Krillion.com
» Local product search
• Spreebird.com
» Deal-of-the-day
» Travel deals
• Krillion Product Directory
» ‘Local products’ tab for
newspaper, tv, radio station
websites
• Rovion Ad Management Platform
» Rich media ad management for
agencies and national brands to
localize national ad campaigns
• White Label Exact Match Suite
» Coming soon

Local Corporation Presentation | 11-2011
4Qs Change, Challenge, Transformation Return to Growth

Revenue
• Diversified between partners
• Diversified outside search
ecosystem
Products
• Expanded range
• Diversified outside search
ecosystem
Traffic
• Record organic growth
Technology Platform
• Expanded
• Differentiated
Team
• Refined
• Streamlined
$0.0M
$5.0M
$10.0M
$15.0M
$20.0M
$25.0M
Q1-09 Q2-09 Q3-09 Q4-09 Q1-10 Q2-10 Q3-10 Q4-10 Q1-11 Q2-11 Q3-11 Q4-11E
Acquired Octane360 – SEO
& web hosting platform
Acquired Rovion rich media ad platform
Acquired Krillion shopping data platform
Launched Spreebird (daily deals)
Acquired Screamin’ Media Group
(daily deals)
Google ad feed begins
3Q09 introduced ad feed product
3Q10+ phase out feed product as non-core
4Q>2Q Yahoo/Bing impact

local corporation

spreebird
Spreebird has acquired Screamin' Daily Deals!
Featured Deal
Newport Beach
krillion
Search
local
Businesses
Coupons
Events
Activities
Newport Beach, CA
Articles: Food Wellness Fun Household Shopping Finance
Find Businesses
Find Coupons
Find Events
MORE ABOUT LOCAL.COM FEATURES
Connect
local
Today's Best Deals
Cuisinart PowerBlend Duet Blender/Food Processor- Cuisinart
Model: BFP-10CH UPC: 862790137508
119.99
See it
at Sears
1 2 3 in Newport Beach
EW.com
ConsumerReports.org
Refrigerators

Consumer Properties

• A record 92MM MUVs in 3Q11
» Almost one-third of traffic was organic
» Balance of traffic via SEM (Google/Yahoo/Bing)
» All users doing local+commercial searches
• 100,000 Sites
» Either owned or hosted on our platform
» Business search and more on Local.com
» Daily deals and travel deals on Spreebird.com
» Local product info on Krillion.com
» 1,600 regional media websites
» 100,000 geo-category websites
• Consumers Provided
» Local business listings
» Local product info for 70k products from 60k
retailers nationwide
» Coupons, specials, daily deals and travel deals
» Events, activities, topics, reviews & more
• Apps & Mobile Web
» Coming soon
Local shopping info
embedded in rich
media display ads
Engage via mobile
web & apps
(coming soon)
Data published across
Consumer Properties
Local Corporation Presentation | 11-2011

local corporation

exact match local

Lead Generation on the Web

Exact Match Local can help your business get found—organically. We provide you with a website targeted for your local markets and optimized for first page ranking on a major search engine (e.g., Google, Bing, Yahoo!) so your customers can find you quickly.

Features Include

- Professionally designed, targeted website
- Custom Exact Match local domain name
- Unique content creation, written with an expert voice
- Optimized Google Places, Bing Business Center and Yahoo! Local
- Published to more than 1,400 local directories

Website targeted for your local markets
919-241-5685

exact match display

Hyper-Local Display Ads

Exact Match Display gives you premium, top-of-the-page visibility to attract and win new customers. These dynamic, custom banner display ads, designed by our expert team, are geo-targeted for your city and zip code and appear in the markets that matter to your business.

Features Include

- Rich media banner display ad creation with an interactive user experience
- Feature a direct link to your business website or phone number, including a unique and compelling call to action
- Top leaderboard placement of your business advertisement
- Direct link to your business website or phone number
- Optimized with geo-targeted keywords and business specific images

Capture the attention of targeted, local potential customers exact match social

Social Media Engagement

Exact Match Social is your solution for connecting with potential customers on Facebook and Twitter. Engage and grow an online community where word of mouth business referrals are highly valued. With Exact Match Social, everything is managed for you so you can focus on your business and all your new customers.

Features Include

- Social media presence on Facebook and Twitter
- Monthly premium content, fully managed by our social experts
- Custom business profile optimized for search and engagement
- "Fan" landing tab for online referrals and testimonials
- Facebook and Twitter icons to make sharing content easy

Local Corporation Presentation | 11-2011
Expanding ‘Exact Match’ Small Business Product Suite

• Exact Match suite of SMB ad products
» Four products released since May 2011
» More products coming soon
• Subscription pricing from $129-$199/month
• Monetizing our ecosystem with direct advertisers
» Expanded product suite +
» Expanded sales capabilities =
» More defensible business with
» Recurring, higher margin revenues
Our Products Connect Local Merchants with Online Consumers

local corporation

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new

BUSINESS DIRECTORY
FIND IT in the Miss-Lou

Shopping
Search
Find it

FIND IT
Shop
Autos
Homes
Jobs
Classifieds/Place an Ad
Find a Business
Search:
GO
Dallas Appliance Repair
Dallas Auto Repair
Dallas Dentists
Dallas Landscape Contractors
Dallas Apartments

Auto Business Directory
Infiniti of Nashua
Search

cnhi · dallasnews.com · NYDailyNews.com DAILY NEWS · LEE ENTERPRISES · GateHouse Media · The Washington Post · THE ARIZONA REPUBLIC azcentral.com · newsday.com · examiner.com · SCRIPPS · MORRIS

Local Corporation Presentation | 11-2011 9
More Channel Products to Expand Channel Partners
• LocalConnect
» Business directory plus widgets
» SEO-friendly increases publishers’ site traffic
» Monetized by Local.com – we share revenues
• 100 Publishers, 1,600 Sites
» Primarily newspaper websites, but also tv, radio
stations and cityguides
• Krillion product directory coming soon
Google users see
our search results

RAMP by ROVION + krillion Localizes National Ad Campaigns

Logitech
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Best Buy $99.99
10861 Weyburn Avenue, Los Angeles
(310) 443-9912
Amazon.com $72.49
http://www.amazon.com
Logitech $84.99
http://www.logitech.com

new

new

Local Corporation Presentation | 11-2011 10
• RAMP+Krillion allows local rich media ads with real-time ‘in store’ product, inventory and pricing data
• Designed for national brands with local presence
» Potential clients include big box retailers, automotive
brands, luxury goods retailers, regional and national
agencies/media brands
• RAMP enables the development and management of…
» Agency quality creative with web-based drag-and-drop
interface
» Digital assets and content libraries
» Expandable, floating, pre-page interstitial banners &
InPerson ad units
• Saves time and money, improves ROI
» No need for flash ad programmers
» Lower cost, faster turnaround ad production
» A unique, new local rich media ad product that captures
transitioning national-to-local ad spend
More Channel Products to Expand Channel Partners

Local Corporation Presentation | 11-2011
Search Term
Click
Bids*
Premium
Restaurant $0.22
577%
San Francisco Restaurant $1.27
Credit Union $0.45
116%
Seattle Credit Union $0.52
Plumber $2.60
275%
Plumber $7.14
Moving Company $2.35
252%
Denver Moving Company $5.93
Divorce Attorney $2.03
186%
Divorce Attorney Las Vegas $3.77
Auto Repair $1.97
157%
Dallas Auto Repair $3.09
Wedding Florist $0.51
278%
Orlando Wedding Florist $1.42
Hotel $0.99
138%
New York City Hotel $1.37
Our Target Demographic
• Over half of our traffic is the ‘Soccer Mom’ demographic
» Aged between 25-45 with one child or more at home
» Controls significant portion of the household purse strings
» Typically spends 80% of that money within 20 miles of home
• 89% of in-store purchasers in key categories have conducted online research**
• 82% of people visiting local search sites follow-up with offline action
(store visit/call)*
• Soccer mom + local + commercial = ad sponsors
• Local.com site monetization ~$100+ RPM

* Bids as of January 6, 2011 ** TMP/Yahoo-comScore study – 2007
Advertisers often pay more for local keywords…
Las Angeles

Local Corporation Presentation | 11-2011
Spreebird ‘Community Daily Deals’ – It’s Different

• Daily deals closes the online-offline advertising gap: “Did my online ad drive traffic to my store?”
» “Did my online ad drive traffic to my store?”
» SMBs only pay when we drive a customer to their register
• Acquired Screamin’ Daily Deals July 2011
• To us, schools are a ‘hyperlocal node’ because our target
demographic typically touches a school twice each day
» Spreebird partners with a school, which then promotes us
» Mom signs up to receive deals that will benefit the school
» Mom gets a great deal from local merchants via Spreebird
» Spreebird donates back to the school in the name of the
merchant
• Halo effect
» Merchant becomes ‘community hero’, leading to local
branding and repeat hyperlocal business from a desirable
demographic
Donation to school in
merchant’s name
= Community Hero!!!
Hyperlocal node
Local merchant
Target: Soccer Mom
: Each time a soccer-mom saves money on great, hyperlocal Spreebird deals, we donate 10% of our revenue back to the kids’ school in the merchant’s name!
School Rewards

local corporation

local corporation

local.com	OCTANE360	krillion™ FIND NATIONAL BRANDS NEAR YOU	ROVION	spreebird

Local Corporation Presentation | 11-2011
Unique Local Technology Portfolio

• Multiple databases with
millions of SMB listings to
validate business
information
• We crawl the web and use
our proprietary Keyword
DNA™ + web indexing
algorithms to generate all
our search results
• Ingest real-time ad and
data feeds from multiple
partners
• Syndicates those feeds to
over 100,000 sites
• A fully featured group-
buying distribution
platform
• Personalization engine
driving enhanced user
experience
• API, RSS, widget
syndication for our
regional media network
and planned partners
• Rich media ad
management and serving
platform
• Automated creation,
production, management
and serving of ads
• Rovion ‘in-person’ video
unit
• Green screen studios &
network
• Highly scalable geo-
category  domain
acquisition
• Automated website hosting
&  mgt. features
• Content marketplace for
the procurement, creation,
payment and management
of custom local content for
SMB websites
• Pulls real-time product
inventory directly from
manufacturers, retailers
• Data aggregation and
normalization technologies
and know-how
• Product-based search
results
• 9 patents issued, 8 pending in
local/mobile/data/display

Local Corporation Presentation | 11-2011
Experienced Team with Strategy Discipline

Heath Clarke
Chairman & CEO
20+ yrs exp
VP eCommerce LanguageForce
CEO/Founder AFP (Australia)
Michael Plonski
CTO
15+ yrs exp
SVP/CIO & COO Digital Martha
Stewart Living Omnimedia
VP, CTO Tribune Information
Systems, Tribune Interactive
Ken Cragun
CFO
20+ yrs exp
CFO Modtech
SVP MIVA
CFO ImproveNet
CFO NetCharge.com
CPA; Big 4 Exp.
Malcolm Lewis
SVP, GM Social Buying
15+ yrs exp
Founder, Fablistic
SVP/GM, Local Corporation
Sr. Management, Oracle Corporation
Mike Sawtell
COO
20+ yrs exp
Chairman & CEO, DigitalPost Interactive
Pres. & COO , Interchange Corp. (now
Local Corporation Corp.)
COO & VP of Sales, Informative Research
Management, Northrop Grumman Corp. &
General Dynamics

Local Corporation Presentation | 11-2011
Financial Performance

Q4-2011 annualized revenue = $96.0M
Adjusted Net Income (Loss) = Net income (loss) before interest, taxes, depreciation, amortization, stock-based compensation, warrant revaluation charges, and non-recurring Items
$14.2M
$21.5M
$38.3M
$56.3M
$84.1M
$77.3M
$(0.63)
$(0.33)
$0.21
$0.82
$(1.10)
$(0.60)
$(0.10)
$0.40
$0.90
$1.40
$0.0M
$10.0M
$20.0M
$30.0M
$40.0M
$50.0M
$60.0M
$70.0M
$80.0M
$90.0M
2006 2007 2008 2009 2010 2011 Fcst
$100.0M
$(0.96)

Local Corporation Presentation | 11-2011
3Q11 Balance Sheet & Capitalization

Key Balance Sheet Items
(in thousands)
Capitalization
September 30, 2011
Common stock 22,009
Options
(Avg. Exercise Price $4.65)
4,566
Warrants
(Avg. Exercise Price 7.11)
1,478
Fully Diluted 28,053
1. Options and warrants represent approximately $31MM in cash
Additional Data:
I.
II.
III.
(in thousands)
In August 2011 the Company closed on a $12 million credit facility
Total authorized shares 65,000,000 common and 10,000,000 preferred
In January 2011 the Company completed a public offering of 4.6 million shares at a price of $4.25 per share. Net proceeds of $18.2 million
1
1
September 30, 2011
Cash $10,119
Accounts Receivable 13,018
Total Assets 76,478
Total Debt 8,000
Total Liabilities 23,978
Shareholders Equity $52,500

Local Corporation Presentation | 11-2011
Why Invest in Local Corporation?

• Rapidly growing company in a rapidly growing market
• Beneficiary of secular trend towards online ad spend by SMBs
• Extensive technology platform and differentiated product portfolio
• Growing revenue streams with considerable future growth potential
• Proprietary products that improve operating leverage over time
• Experienced executive team focused on execution with strategy discipline
• Four quarters of change, challenge and transformation
• Not just a search engine – a media business with greater product differentiation
• Projecting a return to strong growth with greater revenue diversification
An Attractive Position
in Fast Growing Markets
Strong Operating Model
with Experienced
Leadership Team
Completing a Business
Transformation

Local Corporation Presentation | 11-2011 18
Thank You
Heath Clarke
Chairman & Chief Executive Officer
hclarke@local.com
Ken Cragun
Chief Financial Officer
kcragun@local.com
949.784.0800
http://corporate.local.com

7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
US$ Millions
Optimistic
Most Likely
Low End
$6,073
$3,934
$2,141
$873
2010
2011
2012
2013
2014
2015
BIA Kelsey

How often do you purchase local deals (i.e. Groupon, Living Social)?

3%
4%
7%
10%
20%
28%
28%
Daily
3-4 times a week
1-2 times a week
3-4 times a month
1-2 times a month
<1 time a month
Never

Total – $26.0 Billion

Search
Display / Banner
Classifieds
Lead Generation
Digital Video
Rich Media
Sponsorship
Email
46%
24%
10%
5%
5%
6%
3%
1%

Local Corporation Presentation | 11-2011
We Operate in the High Growth Online Advertising Market

JiWire; Q1 2011
• We compete in several high-growth local ad segments…
» Local search – 14.2% 2011-2012
» Display/rich media – 15.5% 2011-2012
» Deal-of-the-day – extreme growth
Borrell Associates; 2010
Kelsey Group; March 2011
Deal of the Day/Group Buying

Local Corporation Presentation | 11-2011
P&L Trend – Quarterly

Adjusted Net Income (Loss) = Net income (loss) before interest, taxes, depreciation, amortization, stock-based compensation, warrant revaluation charges, and non-recurring Items
Actual Actual Actual Actual Actual Actual Actual Actual Forecast
Description Q1-10 Q2-10 Q3-10 Q4-10 FY-10 Q1-11 Q2-11 Q3-11 Q4-11
Revenue
18,631 $ 23,004 $ 22,457 $ 20,045 $  84,137 $   16,795 $  15,584 $  20,877 $  24,000 $
Sequential revenue growth
14% 19% -2% -12% 49% -16% -7% 34% 15%
Gross Margin
7,829      9,828      11,752    8,211       37,620      5,807       4,772       8,370
Gross Margin %
42% 43% 52% 41% 45% 35% 31% 40%
Other Operating Expenses
7,354      8,750      9,754      8,050       33,908
8,618      10,506
12,639
Operating income (loss) 475        1,078     1,998     161         3,712       (2,811)    (5,734)    (4,269)
Interest and other income (expense) (56)       (61)       (79)       (79)        (275)      (55)        (30)        (227)
Change in fair value of warrant liability (272)       335        1,830     (1,006)    887          1,559      411         513
Income (Loss) before income taxes 147        1,352     3,749     (924)        4,324       (1,307)    (5,353)    (5,353)
Provision for income taxes 13          122        -         (33)          102          11           51           48
Net income (loss) 134 $     1,230 $ 3,749 $ (891) $    4,222 $   (1,318) $ (5,404) $ (4,031) $
Adjusted Net income (loss)
2,575 $ 3,451 $ 4,595 $ 3,154 $  13,775 $ 8 $          (1,903) $ (1,093) $ - $
Weighted average shares 15,918 17,342 17,202 16,576   16,788    20,241   21,254   21,940
Net income (loss) per share 0.01 $ 0.07 $ 0.22 $ (0.05) $ 0.25 $   (0.07) $ (0.25) $ (0.18) $
Adjusted Net income (loss) per share 0.16 $    0.20 $    0.27 $    0.19 $     0.82 $      0.00 $     (0.09) $   (0.05) $

Local Corporation Presentation | 11-2011
Reconciliation: Adjusted Net Income to GAAP Net Inc - Qtrly

Actual Actual Actual Actual Actual Actual Actual Actual Forecast
Description
Q1-10 Q2-10 Q3-10 Q4-10 FY-10 Q1-11 Q2-11 Q3-11 Q4-11
Adjusted Net income (loss) 2,575 $  3,451 $  4,595 $  3,154 $   13,775 $  8 $          (1,903) $  (1,093) $  - $
Plus interest and other income (expense), net (56) (61) (79) (79) (275) (55) (30) (227) (150)
Less provision for income taxes (13) (122) - 33 (102) (11) (51) (48) (50)
Less amortization of intangibles (1,230) (1,454) (1,561) (1,489) (5,734) (1,198) (1,210) (1,371) (1,700)
Less depreciation (246) (259) (330) (583) (1,418) (649) (703) (850) (920)
Less stock-based compensation (624) (660) (706) (921) (2,911) (972) (1,020) (955) (800)
Less revaluation of warrants (272) 335 1,830 (1,006) 887 1,559 411 513 unknown
Less non-recurring charges - - - - - - (898)
GAAP Net income (loss) 134 $     1,230 $  3,749 $  (891) $     4,222 $    (1,318) $  (5,404) $  (4,031) $  unknown